SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 23, 2004
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	EXHIBITS

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on June 23, 2004 announcing its expectations for the fiscal year ended June 30, 2005.

ITEM 9. REGULATION FD DISCLOSURE.

On June 23, 2004, Harris Interactive Inc. (the “Company”) issued a press release announcing its expectations for the fiscal year ended June 30, 2005. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)

	By:	/s/ Bruce A. Newman

	Name:	Bruce A. Newman
	Title:	Chief Financial Officer
(Principal Financial Officer)
Dated: June 23, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued by Harris Interactive Inc. on June 23, 2004 announcing expectations for the fiscal year ended June 30, 2005.